Debt and Commitments - Interest (Income) Expense, Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Interest expense
Current	$ 26	$ 27	$ 16
Long-term	8	7	3
Interest Expense, Total	34	34	19
Interest income	(18)	(18)	(25)
Interest expense (income), net	$ 16	$ 16	$ (6)